Investment Company Act No. 811-5186

     As filed with the Securities and Exchange Commission on August 26, 1999

                            SCHEDULE 14A INFORMATION

     Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant
[ ] Check the appropriate box:
[ ] Preliminary  Proxy Statement
[ ] Confidential,  for Use of the Commission Only
     (as permitted by Rule  14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive  Additional Materials
[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

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                             American Skandia Trust

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Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.

[  ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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        1) Title of each class of securities to which transaction applies:
        -----------------------------------------------------------------------
        2) Aggregate number of securities to which transaction applies:
        -----------------------------------------------------------------------
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        -----------------------------------------------------------------------
        4) Proposed maximum aggregate value of transaction:
        -----------------------------------------------------------------------
        5) Total fee paid:
        -----------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:
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         2)  Form, Schedule or Registration Statement No.:
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         3)  Filing Party:
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         4)  Date Filed:
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


[GRAPHIC OMITTED][GRAPHIC OMITTED]


                          A New Way to Vote
                             on Proxies!

                 Help us save time and postage cost
                      By voting on the Internet

It's fast, convenient and your vote is immediately confirmed and posted. Just follow these easy steps:


1.   Read the accompanying Proxy Statement and ballot.

2.   Go to the www. AmericanSkandia.com web site and look for the Vote link.

3.   Enter your 12 digit control number located on your proxy ballot.

4.   Follow the simple instructions.


  Your ballot contains consent approval for receiving future communications electronically. See the back cover for details.

                                                           American Skandia Life
                                                           Assurance Corporation
                                                               1 Corporate Drive
                                                                    P.O. Box 883
                                                          Shelton, CT 06484-0883
                                                        Telephone (203) 926-1888
                                                              Fax (203) 929-8071


  August 25, 1999


  Dear Valued Customer,

  As an American Skandia Life Assurance Corporation ("ASLAC") contract owner who beneficially owns shares of the AST Bankers Trust Enhanced 500 Portfolio (the "Portfolio") of the American Skandia Trust ("AST"), you are cordially invited to a special meeting of the shareholders of the Portfolio to be held at the offices of ASLAC, One Corporate Drive, Shelton, CT, on September 30, 1999 at 11:30 a.m.

  Shareholders of the Portfolio are being asked to approve or disapprove a proposal to approve a new Sub-Advisory Agreement between American Skandia Investment Services, Inc. ("ASISI") and Bankers Trust Company ("Bankers") regarding investment advice to the Portfolio. As more fully explained in the attached Proxy Statement, because of a recent transaction involving the ownership of Bankers, the prior Sub-Advisory Agreement between ASISI and Bankers regarding the Portfolio may be deemed to have terminated automatically, as a matter of law. The new agreement will be on terms substantially identical to the prior agreement, and approval of the proposal will in no way increase the advisory fees, sub-advisory fees or expenses of the Portfolio or change the level, nature or quality of services you receive.

  Your vote is important no matter how large or small your holdings are. We urge you to read the Proxy Statement thoroughly and to indicate your voting instructions on the enclosed Proxy Card(s), date and sign it, and return it promptly in the envelope provided to be received by American Skandia on or before the close of business on September 28, 1999. The shares that you beneficially own will be voted in accordance with instructions received by that date. All shares of the Portfolio for which instructions are not received will be voted in the same proportion as the votes cast by contract owners on the proxy issues presented.

  Any questions or concerns you may have regarding the special meetings or the proxy should be directed to your financial representative.

  Sincerely,

  /s/ Gordon C. Boronow
  Gordon C. Boronow
  President and Deputy Chief Executive Officer
  American Skandia Life Assurance Corporation

                             AMERICAN SKANDIA TRUST
                               One Corporate Drive
                                  P.O. Box 883
                           Shelton, Connecticut 06484

       NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE AST BANKERS TRUST
                             ENHANCED 500 PORTFOLIO


                                   To be held
                               September 30, 1999


To the Shareholders of the AST Bankers Trust Enhanced 500 Portfolio of American Skandia Trust:


         Notice is hereby given that a Special Meeting of Shareholders of the AST Bankers Trust Enhanced 500 Portfolio (the "Portfolio") of American Skandia Trust (the "Trust"), will be held at One Corporate Drive, Shelton, Connecticut 06484 on September 30, 1999 at 11:30 a.m. Eastern Time, or at such adjourned time as may be necessary for the holders of a majority of the outstanding shares of the Portfolio to vote (the "Meeting"), for the following purposes:


     I. To consider the approval of a new Sub-Advisory Agreement between American Skandia Investment Services, Incorporated and Bankers Trust Company.

     II. To transact such other business as may properly come before the Meeting or any adjournment thereof.

         The matters referred to above are discussed in detail in the Proxy Statement attached to this Notice. The Board of Trustees has fixed the close of business on August 6, 1999 as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting, and only holders of record of shares at the close of business on that date are entitled to notice of, and to vote at, the Meeting. Each share of the Portfolio is entitled to one vote on each proposal.

         You are cordially invited to attend the Meeting. If you do not expect to attend, you are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Trustees.

YOUR VOTE IS IMPORTANT. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. YOU MAY REVOKE IT AT ANY TIME PRIOR TO ITS USE. THEREFORE, BY APPEARING AT THE MEETING, AND REQUESTING REVOCATION PRIOR TO THE VOTING, YOU MAY REVOKE THE PROXY AND YOU CAN THEN VOTE IN PERSON.

                                            By  order  of  the  Board
                                            of Trustees


                                            /s/ Eric C. Freed
                                            Eric C. Freed
                                            Secretary
                                            American Skandia Trust


August 25, 1999

                                 PROXY STATEMENT

                             AMERICAN SKANDIA TRUST
                               One Corporate Drive
                                  P.O. Box 883
                           Shelton, Connecticut 06484

                     SPECIAL MEETINGS OF SHAREHOLDERS OF THE
                    AST BANKERS TRUST ENHANCED 500 PORTFOLIO
                                       OF
                             AMERICAN SKANDIA TRUST


                                   To be held
                               September 30, 1999

     This proxy statement and enclosed form of proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees of American Skandia Trust (the "Trust") for use at a Special Meeting of the Shareholders of the AST Bankers Trust Enhanced 500 Portfolio (the "Portfolio") of the Trust to be held at One Corporate Drive, Shelton, Connecticut 06484 on September 30, 1999, at 11:30 a.m. Eastern Time, (the "Meeting"), or at any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting (the "Notice"). The first mailing of proxies and proxy statements to shareholders of the Portfolio is anticipated to be on or about August 25, 1999.

         You may vote by indicating voting instructions on the enclosed proxy and returning it in the envelope provided, or you may vote over the Internet by visiting http://www.americanskandia.com, looking for the "Vote" link and following the instructions provided. Voting instructions will be solicited principally by mailing this Proxy Statement and its enclosures, but proxies also may be solicited by telephone, facsimile, through electronic means such as e-mail, or in person by officers or agents of the Trust or American Skandia Life Assurance Corporation ("ASLAC"). The Trust will forward proxy materials to record owners for any beneficial owners that such record owners may represent.

         The Annual Report of the Trust, including audited financial statements for the fiscal year ended December 31, 1998 (the "Report"), has been previously sent to shareholders. The most recent Semi-annual Report of the Trust, including unaudited semi-annual financial statements for the period ended June 30, 1999, will be sent to shareholders by August 30, 1999. The Trust will furnish additional copies of the Report, as well as the most recent Semi-annual Report of the Trust when available, to a shareholder upon request, without charge, by writing to the Trust at the above address or by calling 1-800-752-6342.

         Shareholders of record at the close of business on August 6, 1999 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. Each shareholder is entitled to one vote for each full share. As of the Record Date, 37,058,156.770 shares of beneficial interest of the Portfolio were outstanding. As of the Record Date, there is no beneficial owner of more than 5% of the shares of any portfolio of the Trust to the knowledge of the Trust. Collectively, the Trustees and Officers of the Trust own less than 1% of the Trust's outstanding shares.

         Currently, the Trust serves as an underlying mutual fund for variable annuity contracts and variable life insurance policies issued by life insurance companies, including ASLAC. As of the Record Date, 100% of the Portfolio's shares were legally owned by ASLAC. ASLAC holds assets attributable to its variable annuity contract obligations in ASLAC Variable Account B (Class 1
Sub-Accounts), ASLAC Variable Account B (Class 2 Sub-Accounts) and ASLAC Variable Account B (Class 3 Sub-Accounts), ASLAC Variable Account F and ASLAC Variable Account Q (collectively, for purposes of this Proxy Statement, "ASLAC Variable Accounts"), each of which, except for ASLAC Variable Account Q, is an investment company registered as such under the Investment Company Act of 1940, as amended (the "Investment Company Act"). ASLAC Variable Accounts are comprised of various sub-accounts, each of which invests exclusively in a mutual fund or in a portfolio of a mutual fund. ASLAC will solicit voting instructions from variable annuity contract owners who beneficially own shares of the Portfolio represented in the AST Bankers Trust Enhanced 500 Sub-Account as of the Record Date (the "Contractowners"). Because Contractowners are indirectly invested in the Portfolio through their contracts and have the right to instruct ASLAC how to vote shares of the Portfolio on all matters requiring a shareholder vote, Contractowners should consider themselves shareholders of the Portfolio for purposes of this Proxy Statement.


         American Skandia Investment Services, Incorporated ("ASISI") is the investment manager for all the Trust's investment portfolios, including the Portfolio. ASISI is a wholly-owned subsidiary of American Skandia Investment Holding Corporation ("ASIHC"). ASIHC is also the owner of all the outstanding shares of ASLAC and American Skandia Marketing, Incorporated ("ASM"), which is the principal underwriter of ASLAC variable annuity contracts. The principal offices of ASISI, ASIHC, ASLAC and ASM are located in the same building at One Corporate Drive, Shelton, Connecticut 06484.

         Under a  Sub-Advisory  Agreement  with  ASISI,  Bankers  Trust  Company
("Bankers Trust") serves as sub-advisor to the Portfolio and, subject to the supervision and control of ASISI and the Board of Trustees, determines the securities to be purchased for and sold from the Portfolio. Bankers Trust, located at One Bankers Trust Plaza, New York, New York 10006, is a New York banking corporation and an indirect wholly owned subsidiary of Deutsche Bank AG.

         The Administrator of the Portfolios, and every other portfolio of the Trust, is PFPC Inc., a Delaware corporation located at 103 Bellevue Parkway, Wilmington, Delaware 19809.


         Shareholders of the Portfolio are being asked to consider and vote on a new sub-advisory agreement for the Portfolio. As explained in more detail below, the existing sub-advisory agreement for the Portfolio may be deemed to have terminated automatically upon the consummation of the merger (the "Merger") of a wholly owned subsidiary of Deutsche Bank AG with and into Bankers Trust Corporation, the parent of Bankers Trust. Shareholders are not being asked to approve the Merger; rather, they are being asked to continue the existing sub-advisory relationship for the Portfolio under a new contract (the "New
Sub-Advisory Agreement"). The Merger and the terms of the New Sub-Advisory Agreement are discussed below. Other than the agreement's execution and effectiveness dates, the proposed New Sub-Advisory Agreement is identical in form and terms to the prior agreement. The costs of the Meeting, including the costs related to the solicitation of proxies, will be paid by Bankers Trust or its affiliates.

         All shares of the Portfolio held by the Contractowners will be voted by ASLAC in accordance with voting instructions received from such Contractowners. Proxies submitted without voting instructions will be voted FOR the proposal set forth in the Notice. ASLAC is entitled to vote shares for which no proxy is received and will vote such shares in the same proportion as the votes cast by the Contractowners on the proxy issues presented. ASLAC has fixed the close of business on September 28, 1999 as the last day on which voting instructions will be accepted.

                                    PROPOSAL

        APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN AMERICAN SKANDIA
                        INVESTMENT SERVICES, INCORPORATED
         AND BANKERS TRUST COMPANY IN CONNECTION WITH ADVISORY SERVICES
                                 PROVIDED TO THE
                    AST BANKERS TRUST ENHANCED 500 PORTFOLIO

Background

         Since the Portfolio commenced operations on January 2, 1998, ASISI has served as investment adviser to the Portfolio pursuant to an Investment Management Agreement (the "Investment Management Agreement") with the Trust. The Investment Management Agreement, effective January 2, 1998 and as renewed thereafter, provides, among other things, that in carrying out its responsibility to supervise and manage all aspects of the Portfolio's operations, ASISI may engage, subject to the approval of the Board of Trustees and, where required, the shareholders of the Portfolio, a sub-advisor to provide advisory services in relation to the Portfolio. Under the Investment Management Agreement, ASISI may delegate to a sub-advisor the duty, among other things, to formulate and implement the Portfolio's investment program, including the duty to determine what issuers and securities will be purchased for and sold from the Portfolio. In accordance with this provision for delegation of authority, ASISI entered into a sub-advisory agreement (the "Prior Sub-Advisory Agreement"), effective January 2, 1998 with Bankers Trust, pursuant to which those duties were delegated to Bankers Trust. Bankers Trust has served as sub-advisor to the Portfolio since it commenced operations.

         The Prior Sub-Advisory Agreement was initially approved by the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust (as defined under the Investment Company Act) (the "Independent Trustees"), on December 2, 1997, and was renewed annually thereafter by vote of the Board of Trustees. The Prior Sub-Advisory Agreement was not, and was not required to be, approved by the shareholders of the Portfolio after the Portfolio commenced operations.

         The Merger. On November 30, 1998, Bankers Trust Corporation ("BT Corporation"), Deutsche Bank AG ("Deutsche Bank") and Circle Acquisition Corporation entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the terms of the Merger Agreement, Circle Acquisition Corporation, a wholly owned New York subsidiary of Deutsche Bank, merged with and into BT Corporation on June 4, 1999 (the "Closing Date"), with BT Corporation continuing as the surviving entity. Under the terms of the Merger, each outstanding share of BT Corporation common stock was converted into the right to receive $93 in cash, without interest. Since the Merger, Bankers Trust, along with its affiliates, has continued to offer the range of products and services, including investment advisory services, that it offered prior to the Merger. As a result of the Merger, Bankers Trust became a wholly owned indirect subsidiary of Deutsche Bank.

         Shareholder approval of the New Sub-Advisory Agreement is being sought because the Merger may be deemed to have resulted in an "assignment" (as defined by the Investment Company Act) of the Prior Sub-Advisory Agreement, resulting in the Prior Sub-Advisory Agreement's automatic termination.

         On May 25,  1999,  Bankers  Trust was granted an  exemptive  order (the
"Exemptive Order") by the Securities and Exchange Commission permitting implementation, without obtaining prior shareholder approval, of new advisory and sub-advisory agreements for those investment company portfolios for which it served as adviser or sub-adviser during an interim period commencing on the Closing Date and continuing, for a period of up to 150 days, through the date on which the new agreements are approved or disapproved by the respective shareholders of each portfolio (the "Interim Period"). The Board of Trustees of the Trust approved the New Sub-Advisory Agreement for the Portfolio on April 21, 1999, and called the Meeting in order to solicit a shareholder vote on the New Sub-advisory Agreement in accordance with the Exemptive Order.


         Under the terms of the Exemptive Order, Bankers Trust has been allowed to receive sub-advisory fees during the Interim Period pursuant to the New Sub-Advisory Agreement, provided that these fees be held in escrow pending shareholder approval of the New Sub-Advisory Agreement. Therefore, the sub-advisory fees payable by ASISI to Bankers Trust under the New Sub-Advisory Agreement (which are paid by ASISI out of the investment management fees it receives from the Portfolio) are being held in an interest-bearing escrow account and ASISI expects to continue to deposit these fees in such account until approval of the New Sub-Advisory Agreement by the shareholders of the Portfolio has been obtained. If the New Sub-advisory Agreement is not approved by the shareholders by the expiration of the Interim Period, the fees held in escrow will be remitted to the Portfolio.


         The Trust has been advised that the Merger is not expected to have any material effect on the way the Portfolio is sub-advised on a day-to-day basis or on the level and quality of the services the Portfolio receives.

         Deutsche Bank. Deutsche Bank is a banking company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank is the parent company of a group consisting of banks, capital markets companies, funds management companies, mortgage banks and a property finance company, installment financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies. As of March 31, 1999, based on international accounting standards and converted at the exchange rate on that date, the Deutsche Bank Group had total assets of US $727 billion. The Deutsche Bank Group's capital and reserves as of March 31, 1999, in accordance with Bank for International Settlements standards, were US $19.6 billion.

         The   information  set  forth  above   concerning   Bankers  Trust,  BT
Corporation, Deutsche Bank and the Merger has been provided to the Trust by Bankers Trust.

Evaluation of the Board of Trustees

         At a meeting of the Board of Trustees of American Skandia Trust held in person on April 21, 1999, the Board of Trustees gave approval to the New Sub-Advisory Agreement. At the meeting, the terms and conditions of the New Sub-Advisory Agreement were reviewed with the Board of Trustees and the Board of Trustees received information concerning the Merger and its anticipated effect upon Bankers Trust's ability to perform its responsibilities in respect of the Portfolio. In evaluating the New Sub-Advisory Agreement, the Board of Trustees considered the fact that the Prior Sub-Advisory Agreement is identical to the New Sub-Advisory Agreement (except for its execution and effectiveness date), including the terms relating to the services to be provided and the fees to be paid to Bankers Trust thereunder. The Board of Trustees considered the performance of Bankers Trust to date in providing services to the Portfolio, and the skills and capabilities of the personnel of Bankers Trust. The Board of Trustees also considered Deutsche Bank's substantial resources.

         The Board of Trustees considered to be important written assurances from the designated head of Deutsche Bank's asset management division that the Merger was not expected to have any material effect on the way the Portfolio is managed on a day-to-day basis or on the level and quality of the services the Portfolio receives. In this regard, the Board of Trustees considered the fact that the New Sub-Advisory Agreement may be terminated at any time on 60 days written notice, and ASISI's assurances that it will monitor the performance of Bankers Trust to assess whether the Merger has had a material effect on the management of the Portfolio. In addition, the Board of Trustee considered representations by Bankers Trust that there were no plans to replace or transfer portfolio management personnel.

         Subsequent to the April 21, 1999 meeting of the Board of Trustees, ASISI and the Trust were informed that the portfolio management personnel that had been responsible for the management of the Portfolio had left Bankers Trust. At a meeting of the Board of Trustees held after the announcement of these departures, the Board of Trustees considered statements by Bankers Trust affirming its commitment to provide high quality advisory services to the Portfolio. The Board of Trustees was also informed of the belief of ASISI and Bankers Trust that, in light of the largely quantitative investment process used in the management of the Portfolio, the departure of the portfolio management personnel would have little effect on the management of the Portfolio.

         Based on the Board of Trustees' review and their evaluation of the materials they received, and in consideration of all factors deemed relevant to them, the Board of Trustees determined that the New Sub-Advisory Agreement is in the best interests of the Portfolio and its shareholders. Accordingly, the Board, including all of the Independent Trustees, voted to recommend that the Portfolio's shareholders vote to approve the New Sub-Advisory Agreement.

The New and Prior Sub-Advisory Agreement

         The New Sub-Advisory Agreement, which is attached to this Proxy Statement as Exhibit A, became effective as of the Closing Date, but its continuing in force is contingent upon approval by the shareholders of the Portfolio. If the shareholders approve the New Sub-Advisory Agreement, it will remain in effect for an initial term of one year from the Closing Date, and may be renewed annually thereafter by specific approval of the Board of Trustees or the shareholders of the Portfolio. As discussed above, all of the terms and provisions of the New Sub-Advisory Agreement, other than its execution and effectiveness dates, are the same as those of the Prior Sub-Advisory Agreement. Those terms and provisions are summarized below.

         Under the terms of the New Sub-Advisory Agreement, as under the Prior Sub-Advisory Agreement, Bankers Trust will agree to furnish the Investment Manager with investment advisory services in connection with a continuous investment program for the Portfolio, which is to be managed in accordance with its investment objective, investment policies and restrictions as set forth in the Prospectus and Statement of Additional Information of the Trust and in accordance with the Trust's Agreement and Declaration of Trust and By-laws. Subject to the supervision and control of the Investment Manager, which in turn will be subject to the supervision and control of the Board of Trustees, Bankers Trust, in its discretion, will determine and select the securities to be purchased for and sold from the Portfolio and place orders with and give instructions to brokers, dealers and others to cause such transactions to be executed.


         While the sub-advisory fees currently payable under the New Sub-advisory Agreement are the same as those payable under the Prior Sub-Advisory Agreement, it is anticipated that certain minor changes to these fee rates may be made in the near future. Specifically, it is anticipated that a new fee will be established based on the combined assets of the Portfolio and a new portfolio of American Skandia Advisor Funds, Inc. ("ASAF") that will be sub-advised by Bankers Trust. ASAF is an investment company for which ASISI serves as investment manager that is offered directly to the public (not through variable insurance contracts). The new fee rates will be as follows: an annual rate of .17% of the first $300 million of the combined average daily net assets of the Portfolio and the new ASAF portfolio, plus .13% of the portion of the combined average daily net assets over $300 million but not in excess of $1 billion, plus .08% of the combined net assets over $1 billion. This revised sub-advisory fee schedule, which is expected to take effect in October or November of this year, will not be accompanied by any change in fees payable to ASISI under the Investment Management Agreement, and therefore will result in a net increase in ASISI's compensation.


         Under the terms of the New Sub-Advisory Agreement, as under the Prior Sub-Advisory Agreement, sub-advisory fees are payable by ASISI, not by the Portfolio or its shareholders. For its fee, Bankers Trust agrees to furnish at its expense all necessary investment facilities, including salaries of personnel, required for it to execute its duties under the New Sub-Advisory Agreement. Bankers Trust's compensation for the services provided under the New Sub-Advisory Agreement is computed at an annual rate and is payable monthly in arrears, based on the average daily net assets of the Portfolio for each month. For all services rendered to the Portfolio, ASISI will calculate and pay Bankers Trust at the annual rate of .17% of the portion of the Portfolio's average daily net assets not in excess of $300 million; plus .13% of the portion over $300 million. The aggregate fee paid by ASISI to Bankers Trust for services rendered under the Prior Sub-Advisory Agreement for the fiscal year ending December 31, 1998 was $216,767.

         The New Sub-Advisory Agreement is renewable annually by specific approval of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio (as defined under the Investment Company
Act). Any renewal by the Board requires the approval by the vote of a majority of the Trustees who are not interested persons under the Investment Company Act, cast in person at a meeting called for the purpose of voting on such renewal. The New Sub-Advisory Agreement may be terminated at any time without penalty upon 60 days' written notice to the other party to the agreement, and will automatically terminate in the event of its "assignment" by either party (as defined under the Investment Company Act) or (provided Bankers Trust has received prior written notice thereof) upon termination of the Investment Management Agreement.

         Under the terms of the New Sub-Advisory Agreement, as under the Existing Sub-Advisory Agreement, in the absence of willful misconduct, bad faith, gross negligence or reckless disregard by Bankers Trust of its obligations under the New Sub-Advisory Agreement, Bankers Trust shall not be liable to the Trust, its shareholders or ASISI for any loss suffered by the Portfolio in connection with the services provided under the New Sub-Advisory Agreement. The New Sub-Advisory Agreement provides, however, that the foregoing provision does not constitute a waiver of any rights that the Trust, the Portfolio or ASISI may have under applicable law.

Information Concerning Bankers Trust

         Bankers Trust is the principal banking subsidiary of BT Corporation. Bankers Trust is a bank and, therefore, is not required to register as an investment adviser under the Advisers Act. Bankers Trust provides a broad range of commercial banking and financial services, including originating loans and other forms of credit, accepting deposits and arranging financings. In addition to providing investment advisory services to the Portfolio, Bankers Trust serves as investment advisor or sub-advisor to 65 other investment company portfolios. As of March 31, 1999, Bankers Trust had over $378 billion of assets under management, including $411 million of assets in the Portfolio.

         The following table lists other investment companies or investment company portfolios for which Bankers Trust acts as investment advisor or sub-advisor that have similar investment objectives as the Portfolio, as well as the rate of advisory and sub-advisory compensation payable to Bankers Trust and the net assets of the fund or portfolio. As investment advisor to the BT Quantitative Equity Fund, Bankers Trust performs certain administrative and other duties, which it will not be required to perform for the Portfolio under the New Sub-Advisory Agreement. The table below does not include those funds for which Bankers Trust serves as investment advisor or sub-advisor that seek to mirror the performance of, rather than outperform, the S&P 500 Index.




------------------ ------------------ ----------------------- --------------
FUND                  INVESTMENT             FEE RATE          NET ASSETS
                        ADVISOR                                   AS OF
                          OR                                  JUNE 30, 1999
                      SUB-ADVISOR

------------------ ------------------ ----------------------- --------------
------------------ ------------------ ----------------------- --------------
BT Investment      Investment         0.50% of the Fund's       $696,726
Funds -            Advisor            average daily net
Quantitative                          assets*
Equity Fund
------------------ ------------------ ----------------------- --------------
------------------ ------------------ ----------------------- --------------
SBL Fund -         Sub-advisor        0.20% of the first        $12,895,114
Series H                              $100 million of the
                                      combined average
Security Equity    Sub-advisor        daily net assets of       $18,358,939
Fund - Security                       the SBL Fund - Series
Enhanced Index                        H and the Security
Fund                                  Equity Fund -
                                      Security Enhanced Index
                                      Fund, 0.15% of the
                                      next $200  million, and
                                      .13% of combined
                                      average daily net assets
                                      in excess of $300
                                      million
------------------ ------------------ ----------------------- --------------


*Bankers Trust has agreed to waive its fees and/or reimburse expenses for this fund so that the fund's total expenses will not exceed 0.90%.

         The names, business addresses and principal occupations of the current members of the Board of Directors of Bankers Trust are set forth below. The Chairman of the Board, Chief Executive Officer and President of Bankers Trust is Josef Ackermann, whose business address is provided in the table.




Name and Address


Josef Ackermann                             Member, Board of
Deutsche Bank AG                            Managing Directors
Taunusanlage 12                             Deutsche Bank AG
D-60262 Frankfurt am Main
Federal Republic of Germany


Hans Angermuel                              Of Counsel, Shearman
Shearman & Sterling                         & Sterling
599 Lexington Avenue
New York, NY 10022

Mr. George B. Beitzel                       Director of Various
29 King Street                              Corporations
Chappaqua, NY  10514-3432

Mr. William R. Howell                       Chairman Emeritus, J.C.
J.C. Penney Company, Inc.                   Penney Company, Inc.
P.O. Box 10001                              Director of Various
Dallas, TX  75301-1109                      Corporations


Hermann-Josef Lamberti                      Member, Board of
Deutsche Bank AG                            Managing Directors
Taunusanlage 12                             Deutsche Bank AG
D-60262 Frankfurt am Main
Federal Republic of Germany

John A. Ross                                Regional Chief
Deutsche Bank                               Executive Officer
Americas Holding Corp.                      Deutsche Bank
31 West 52nd Street
New York, New York 10019

Ronaldo H. Schmitz                          Member, Board of
Deutsche Bank AG                            Managing Directors
Taunusanlage 12                             Deutsche Bank AG
D-60262 Frankfurt am Main
Federal Republic of Germany


         Section 15(f). Section 15(f) provides a non-exclusive "safe harbor" for an investment adviser or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment advisor as long as two conditions are met. First, for a period of three years after the change of control, at least 75% of the board members of the investment company must not be "interested persons" of the adviser or the predecessor advisor. Second, an "unfair burden" must not be imposed on the investment company as a result of the transaction or any express or implied terms, conditions, or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment advisor, or any interested person of any such advisor, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). None of the Trust's Board of Trustees are interested persons of Bankers Trust or Deutsche Bank. In addition, the Trust has not been advised by Bankers Trust of any circumstance arising from the Merger that might result in an unfair burden being imposed on the Portfolio.

         Additional Information. On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. Pursuant to its agreement with the U.S. Attorney's Office, Bankers Trust pleaded guilty to misstating entries in its books and agreed to pay a $60 million fine to federal authorities. Separately, Bankers Trust agreed to pay a $3.5 million fine to the State of New York. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

         As a result of the plea, Bankers Trust would not be able to continue to provide sub-advisory services to the Portfolio absent an order from the Securities and Exchange Commission that permits it to do so. The Commission has granted such an order.

Other Matters and Shareholder Proposals

         The Board of Trustees intends to bring before the Meeting the Proposal set forth herein and in the foregoing Notice. The Trustees do not expect any other business to be brought before the Meeting. If, however, any other matters are properly presented to the Meetings for action, it is intended that the persons named in the enclosed proxy will vote in accordance with their judgment. A Contractowner executing and returning a proxy may revoke it at any time prior to its exercise by written notice of such revocation to the Secretary of the Trust, by execution of a subsequent proxy, or by voting in person at the Meeting.

         The presence in person or by proxy of the holders of a majority of the outstanding shares of the Portfolio is required to constitute a quorum at the Meeting. Since ASLAC is the legal owner of 100% of the Portfolio's shares, ASLAC's presence at a Meeting constitutes a quorum under the Trust's By-laws. Shares beneficially held by Contractowners present in person or represented by proxy at the Meeting will be counted for the purpose of calculating the votes cast on the issues before the Meeting. Approval of the proposal requires the vote of a "majority of the outstanding voting securities," as defined in the Investment Company Act, of the Portfolio, which means the vote of 67% or more of the shares of the Portfolio present at the Meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or the vote of more than 50% of the outstanding shares of the Portfolio, whichever is less.

         In the event that sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to the proposal. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR or AGAINST any such adjournment proposal in their discretion.

         The Trust is not required to hold and will not ordinarily hold annual shareholders' meetings. The Board of Trustees may call special meetings of the shareholders for action by shareholder vote as required by the Investment Company Act or the Trust's Declaration of Trust.

         Pursuant to rules adopted by the Commission, a shareholder may include in proxy statements relating to annual and other meetings of the shareholders of the Trust certain proposals for shareholder action which he or she intends to introduce at such meetings; provided, among other things, that such proposal must be received by the Trust a reasonable time before a solicitation of proxies is made for such meeting. Timely submission of a proposal does not necessarily mean that the proposal will be included.

                                    By order of the Board of Trustees


                                    /s/ Eric C. Freed
                                    Eric C. Freed
                                    Secretary
                                    American Skandia Trust

EXHIBIT A

                             AMERICAN SKANDIA TRUST
                             SUB-ADVISORY AGREEMENT

     THIS   AGREEMENT  is  between   American   Skandia   Investment   Services,
Incorporated   (the  "Investment   Manager")  and  Bankers  Trust  Company  (the
"Sub-Adviser").

                         W I T N E S S E T H

WHEREAS, American Skandia Trust (the "Trust") is a Massachusetts business trust organized with one or more series of shares and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "ICA"); and

WHEREAS, the Investment Manager is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act") and the Sub-Adviser is a "bank" as defined under the Advisers Act; and

WHEREAS, the Board of Trustees of the Trust (the "Trustees") have engaged the Investment Manager to act as investment manager for the Bankers Trust Enhanced 500 Portfolio (the "Portfolio"), one series of the Trust, under the terms of a management agreement, dated January 1, 1998, with the Trust (the "Management Agreement"); and

WHEREAS, the Investment Manager, acting pursuant to the Management Agreement, wishes to engage the Sub-Adviser, and the Trustees have approved the engagement of the Sub-Adviser, to provide investment advice and other investment services set forth below.

NOW, THEREFORE, the Investment Manager and the Sub-Adviser agree as follows:

1. Investment Services. The Sub-Adviser will formulate and implement a continuous investment program for the Portfolio conforming to the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust as in effect from time to time (together, the "Registration Statement"), the Agreement and Declaration of Trust and By-laws of the Trust, and any investment guidelines or other instructions received by the Sub-Adviser in writing from the Investment Manager from time to time. Any amendments to the foregoing documents will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The appropriate officers and employees of the Sub-Adviser will be available to consult with the Investment Manager, the Trust and Trustees at reasonable times and upon reasonable notice concerning the business of the Trust, including valuations of securities which are not registered for public sale, not traded on any securities market or otherwise may be deemed illiquid for purposes of the ICA; provided it is understood that the Sub-Adviser is not responsible for daily pricing of the Portfolio's assets.

         Subject to the supervision and control of the Investment Manager, which in turn is subject to the supervision and control of the Trustees, the Sub-Adviser in its discretion will determine which issuers and securities will be purchased, held, sold or exchanged by the Portfolio or otherwise represented in the Portfolio's investment portfolio from time to time and, subject to the provisions of paragraph 3 of this Agreement, will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. Custody of the Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Adviser designated by the Sub-Adviser to settle transactions in respect of the Portfolio. No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal.

         The Sub-Adviser will not be responsible for the provision of administrative, bookkeeping or accounting services to the Portfolio except as specifically provided herein, as required by the ICA or the Advisers Act or as may be necessary for the Sub-Adviser to supply to the Investment Manager, the Portfolio or the Portfolio's shareholders the information required to be provided by the Sub-Adviser hereunder. Any records maintained hereunder shall be the property of the Portfolio and surrendered promptly upon request.

         In furnishing the services under this Agreement, the Sub-Adviser will comply with and use its best efforts to enable the Portfolio to conform to the requirements of: (i) the ICA and the regulations promulgated thereunder; (ii) Subchapters L and M (including, respectively, Section 817(h) and Sections 851(b)(1), (2), (3) and (4)) of the Internal Revenue Code and the regulations promulgated thereunder; (iii) other applicable provisions of state or federal law; (iv) the Agreement and Declaration of Trust and By-laws of the Trust; (v) policies and determinations of the Trust and the Investment Manager provided to the Sub-Adviser in writing; (vi) the fundamental and non-fundamental investment policies and restrictions applicable to the Portfolio, as set out in the Registration Statement in effect, or as such investment policies and restrictions from time to time may be amended by the Portfolio's shareholders or the Trustees and communicated to the Sub-Adviser in writing; (vii) the Registration Statement; and (viii) investment guidelines or other instructions received in writing from the Investment Manager. Notwithstanding the foregoing, the Sub-Adviser shall have no responsibility to monitor compliance with limitations or restrictions for which information from the Investment Manager or its authorized agents is required to enable the Sub-Adviser to monitor compliance with such limitations or restrictions unless such information is provided to the Sub-adviser in writing. The Sub-Adviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the investment program of the Portfolio.

         Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisers to provide investment advice and other services to the Portfolio or to series or portfolios of the Trust for which the Sub-Adviser does not provide such services, or to prevent the Investment Manager from providing such services itself in relation to the Portfolio or such other series or portfolios.

         The Sub-Adviser  shall be responsible for the preparation and filing of
Schedule 13-G and Form 13-F reflecting the Portfolio's securities holdings. The Sub-Adviser shall not be responsible for the preparation or filing of any other reports required of the Portfolio by any governmental or regulatory agency, except as expressly agreed to in writing.

2. Investment Advisory Facilities. The Sub-Adviser, at its expense, will furnish all necessary investment facilities, including salaries of personnel, required for it to execute its duties hereunder.

3. Execution of Portfolio Transactions. In connection with the investment and reinvestment of the assets of the Portfolio, the Sub-Adviser is responsible for the selection of broker-dealers to execute purchase and sale transactions for the Portfolio in conformity with the policy regarding brokerage as set forth in the Registration Statement, or as the Trustees may determine from time to time, as well as the negotiation of brokerage commission rates with such executing broker-dealers. Generally, the Sub-Adviser's primary consideration in placing Portfolio investment transactions with broker-dealers for execution will be to obtain, and maintain the availability of, best execution at the best available price.

         Consistent   with  this   policy,   the   Sub-Adviser,   in   selecting
broker-dealers and negotiating brokerage commission rates, will take all relevant factors into consideration, including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis. Subject to such policies and procedures as the Trustees may determine, the Sub-Adviser shall have discretion to effect investment transactions for the Portfolio through broker-dealers (including, to the extent permissible under applicable law, broker-dealers affiliated with the Sub-Adviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause the Portfolio to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser's overall responsibilities with respect to the Portfolio and other accounts as to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Sub-Adviser on behalf of the Portfolio to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on such allocations to the Investment Manager regularly as requested by the Investment Manager, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

         Subject to the foregoing provisions of this paragraph 3, the Sub-Adviser may also consider sales of shares of the Portfolio, or may consider or follow recommendations of the Investment Manager that take such sales into account, as factors in the selection of broker-dealers to effect the Portfolio's investment transactions. Notwithstanding the above, nothing shall require the Sub-Adviser to use a broker-dealer which provides research services or to use a particular broker-dealer which the Investment Manager has recommended.

4. Reports by the Sub-Adviser. The Sub-Adviser shall furnish the Investment Manager monthly, quarterly and annual reports, in such form as may be mutually agreed to by the parties hereto, concerning transactions and performance of the Portfolio, including information required in the Registration Statement or information necessary for the Investment Manager to review the Portfolio or discuss the management of it. The Sub-Adviser shall permit the books and records maintained with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their respective agents at all reasonable times during normal business hours upon reasonable notice. The Sub-Adviser shall immediately notify both the Investment Manager and the Trust of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Investment Manager, the Portfolio or the Trust. The Sub-Adviser shall promptly notify the Investment Manager of any changes in any information regarding the Sub-Adviser or the investment program for the Portfolio as described in the Registration Statement.

5. Compensation of the Sub-Adviser. The amount of the compensation to the Sub-Adviser is computed at an annual rate. The fee shall be payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rate set forth in Exhibit A to this Agreement.

         In computing the fee to be paid to the Sub-Adviser, the net asset value of the Portfolio shall be valued as set forth in the Registration Statement. If this Agreement is terminated, the payment described herein shall be prorated to the date of termination.

         The Investment Manager and the Sub-Adviser shall not be considered as partners or participants in a joint venture. The Sub-Adviser will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of the Investment Manager, the Portfolio or the Trust. Except as otherwise specifically provided herein, the Investment Manager, the Portfolio and the Trust will not be obligated to pay any expenses of the Sub-Adviser.

6. Delivery of Documents to the Sub-Adviser. The Investment Manager has furnished the Sub-Adviser with true, correct and complete copies of each of the following documents:

         (a) The Agreement and Declaration of Trust of the Trust, as in effect on the date hereof;

         (b) The By-laws of the Trust, as in effect on the date hereof;

         (c) The resolutions of the Trustees approving the engagement of the Sub-Adviser as portfolio manager of the Portfolio and approving the form of this Agreement;

         (d) The resolutions of the Trustees selecting the Investment Manager as investment manager to the Portfolio and approving the form of the Management Agreement;

         (e)      The Management Agreement;

         (f) The Code of Ethics of the Trust and of the Investment Manager, as in effect on the date hereof; and

         (g) A list of companies the securities of which are not to be bought or sold for the Portfolio.

         The Investment Manager will furnish the Sub-Adviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (f) above will be provided within 30 days of the time such materials become available to the Investment Manager. Such amendments or supplements as to item (g) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The Investment Manager will provide such additional information as the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder.

7. Delivery of Documents to the Investment Manager. The Sub-Adviser has furnished the Investment Manager with true, correct and complete copies of each of the following documents:

         (a)      The Sub-Adviser's most recent balance sheet;

         (b)      Separate lists of persons who the  Sub-Adviser  wishes to have
                  authorized  to  give  written  and/or  oral   instructions  to
                  Custodians of Trust assets for the Portfolio; and

         (c) The Code of Ethics of the Sub-Adviser, as in effect on the date hereof.

         The Sub-Adviser will furnish the Investment Manager from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements will be provided within 30 days of the time such materials become available to the Sub-Adviser. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Investment Manager until the Investment Manager's receipt thereof. The Sub-Adviser will provide additional information as the Investment Manager may reasonably request in connection with the Sub-Adviser's performance of its duties under this Agreement.

8. Confidential Treatment. The parties hereto understand that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio. The parties also understand that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services to the Portfolio.

9. Representations of the Parties. Each party hereto hereby further represents and warrants to the other that: (i) it is registered as an investment adviser under the Advisers Act, or is exempt from registration, and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed; and (ii) it will use its reasonable best efforts to maintain each such registration or license in effect at all times during the term of this Agreement; and (iii) it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated; and (iv) it is duly authorized to enter into this Agreement and to perform its obligations hereunder.

         The Sub-Adviser further represents that it has adopted a written Code of Ethics in compliance with Rule 17j-1(b) of the ICA. The Sub-Adviser shall be subject to such Code of Ethics and shall not be subject to any other Code of Ethics, including the Investment Manager's Code of Ethics, unless specifically adopted by the Sub-Adviser. The Investment Manager further represents and warrants to the Sub-Adviser that (i) the appointment of the Sub-Adviser by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the ICA, the Trust's governing documents and other applicable law.

10. Liability. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations hereunder, the Sub-Adviser shall not be liable to the Trust, the Portfolio, the Portfolio's shareholders or the Investment Manager for any act or omission resulting in any loss suffered by the Trust, the Portfolio, the Portfolio's shareholders or the Investment Manager in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Portfolio or the Investment Manager may have under applicable law.

11. Other Activities of the Sub-Adviser. The Investment Manager agrees that the Sub-Adviser and any of its partners or employees, and persons affiliated with the Sub-Adviser or with any such partner or employee, may render investment management or advisory services to other investors and institutions, and that such investors and institutions may own, purchase or sell, securities or other interests in property that are the same as, similar to, or different from those which are selected for purchase, holding or sale for the Portfolio. The
Investment Manager further acknowledges that the Sub-Adviser shall be in all respects free to take action with respect to investments in securities or other interests in property that are the same as, similar to, or different from those selected for purchase, holding or sale for the Portfolio. The Investment Manager understands that the Sub-Adviser shall not favor or disfavor any of the
Sub-Adviser's clients or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among the Sub-Adviser's clients over a period of time on a fair and equitable basis. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation (i) to purchase or sell, or recommend for purchase or sale, for the Portfolio any security which the Sub-Adviser, its partners, affiliates or employees may purchase or sell for the Sub-Adviser or such partner's, affiliate's or employee's own accounts or for the account of any other client of the Sub-Adviser, advisory or otherwise, or (ii) to abstain from the purchase or sale of any security for the Sub-Adviser's other clients, advisory or otherwise, which the Investment Manager has placed on the list provided pursuant to paragraph 6(g) of this Agreement.

12. Continuance and Termination. This Agreement shall remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Trustees or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This Agreement may be terminated without penalty at any time by the Investment Manager or the Sub-Adviser upon 60 days written notice, and will automatically terminate in the event of (i) its "assignment" by either party to this Agreement, as such term is defined in the ICA, subject to such exemptions as may be granted by the Securities and Exchange Commission by rule, regulation or order, or (ii) upon termination of the Management Agreement, provided the Sub-Adviser has received prior written notice thereof.

13. Notification. The Sub-Adviser will notify the Investment Manager within a reasonable time of any change in the personnel of the Sub-Adviser with responsibility for making investment decisions in relation to the Portfolio (the "Portfolio Manager(s)") or who have been authorized to give instructions to the Custodian. The Sub-Adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Investment Manager, the Portfolio or the Trust to amend or supplement the Trust's Prospectus to reflect a change in Portfolio Manager(s) or otherwise to comply with the ICA, the Securities Act of 1933, as amended (the "1933 Act") or any other applicable statute, law, rule or regulation, as a result of such change; provided, however, that the Sub-Adviser shall not be responsible for such costs and expenses where the change in Portfolio Manager(s) reflects the termination of employment of the Portfolio Manager(s) with the Sub-Adviser and its affiliates or is the result of a request by the Investment Manager or is due to other circumstances beyond the Sub-Adviser's control.

         Any notice, instruction or other communication required or contemplated by this Agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different recipient and/or address for such party.

Investment Manager:        American Skandia Investment Services,
                           Incorporated
                           One Corporate Drive
                           Shelton, Connecticut 06484
                           Attention: Thomas M. Mazzaferro
                           President & Chief Operating Officer

Sub-Adviser:               Bankers Trust Company
                           One Bankers Trust Plaza
                           130 Liberty Street
                           New York, New York 10006
                           Attention: Lawrence S. Lafer
                           Vice President

Trust:                     American Skandia Trust
                           One Corporate Drive
                           Shelton, Connecticut 06484
                           Attention: Eric C. Freed, Esq.

14. Indemnification. The Sub-Adviser agrees to indemnify and hold harmless the Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the ICA ("affiliated person") of the Investment Manager and each person, if any who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Investment Manager or such affiliated person or controlling person of the Investment Manager may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Sub-Adviser's responsibilities hereunder (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Sub-Adviser, any of the Sub-Adviser's employees or representatives or any affiliate of or any person acting on behalf of the Sub-Adviser, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished by the Sub-Adviser to the Investment Manager, the Portfolio, the Trust or any affiliated person of the Investment Manager, the Portfolio or the Trust or upon verbal information confirmed by the Sub-Adviser in writing, or (3) to the extent of, and as a result of, the failure of the Sub-Adviser to execute, or cause to be executed, portfolio investment transactions according to the requirements of the ICA; provided, however, that in no case is the Sub-Adviser's indemnity in favor of the Investment Manager or any affiliated person or controlling person of the Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

         The Investment Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser and each controlling person of the Sub-Adviser, if any, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Sub-Adviser or such affiliated person or controlling person of the Sub-Adviser may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Investment Manager's responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Investment Manager, any of the Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of the Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made other than in reliance upon and in conformity with written information furnished by the Sub-Adviser, or any affiliated person of the Sub-Adviser or other than upon verbal information confirmed by the Sub-Adviser in writing; provided, however, that in no case is the Investment Manager's indemnity in favor of the Sub-Adviser or any affiliated person or controlling person of the Sub-Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. It is agreed that the Investment Manager's indemnification obligations under this Section 14 will extend to expenses and costs (including reasonable attorneys fees) incurred by the Sub-Adviser as a result of any litigation brought by the Investment Manager alleging the Sub-Adviser's failure to perform its obligations and duties in the manner required under this Agreement unless judgment is rendered for the Investment Manager.

15. Conflict of Laws. The provisions of this Agreement shall be subject to all applicable statutes, laws, rules and regulations, including, without limitation, the applicable provisions of the ICA and rules and regulations promulgated thereunder. To the extent that any provision contained herein conflicts with any such applicable provision of law or regulation, the latter shall control. The terms and provisions of this Agreement shall be interpreted and defined in a manner consistent with the provisions and definitions of the ICA. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall continue in full force and effect and shall not be affected by such invalidity.

16. Amendments, Waivers, etc. Provisions of this Agreement may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Agreement (including Exhibit A hereto) may be amended at any time by written mutual consent of the parties, subject to the requirements of the ICA and rules and regulations promulgated and orders granted thereunder.

17. Governing State Law. This Agreement is made under, and shall be governed by and construed in accordance with, the laws of the State of Connecticut.

18. Severability. Each provision of this Agreement is intended to be severable. If any provision of this Agreement is held to be illegal or made invalid by court decision, statute, rule or otherwise, such illegality or invalidity will not affect the validity or enforceability of the remainder of this Agreement.

The effective date of this agreement is June 4, 1999.

FOR THE INVESTMENT                           FOR THE SUB-ADVISER:
MANAGER:


-----------------------                      --------------------
John Birch
Senior Vice President & Chief Operating
Officer


Date:_________________                       Date:______________


Attest:_________________                     Attest:_____________

                             American Skandia Trust
                      Bankers Trust Enhanced 500 Portfolio
                             Sub-Advisory Agreement

                                    EXHIBIT A




         An annual rate of .17% of the portion of the average daily net assets of the Portfolio not in excess of $300 million; plus .13% of the portion over $300 million.

American Skandia is preparing for the future. The enclosed proxy ballot allows you to indicate your consent to future electronic delivery of shareholder communications (e.g. proxy statements, prospectuses, shareholder reports and transaction confirmations). The benefits from Electronic Communications are passed along to you, the investor. Electronic documents are:

o        Convenient
o        Efficient
o        Less expensive
o        Environmentally friendly

If you consent to electronic delivery, you will be notified, either by e-mail or through your quarterly statement, that a document is or will be available. The documents will be attached to the e-mail or can be downloaded from www. americanskandia.com. However, American Skandia is not required to make all communications electronic and may choose to deliver a paper copy of any document.

The e-mail address you provide when completing the proxy ballot will allow us to contact you electronically in the future. This information will not be provided to other parties and will only be used to support communications with American Skandia customers.

                             AMERICAN SKANDIA TRUST

                PROXY FOR SPECIAL MEETING OF SHAREHOLDERS OF THE
                    AST BANKERS TRUST ENHANCED 500 PORTFOLIO
                        TO BE HELD ON SEPTEMBER 23, 1999

         The undersigned hereby appoints Maureen Gulick and Deirdre Burke and each of them as the proxy or proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of beneficial interest of the above stated Portfolio of American Skandia Trust (or "Trust") that the undersigned is entitled to vote at a Special Meeting of the Shareholders of the AST Bankers Trust Enhanced 500 Portfolio to be held at 11:30 a.m., Eastern Time, on September 23, 1999 at the offices of the Trust at One Corporate Drive, Shelton, Connecticut and at any adjournments thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or to refrain from voting as checked on the reverse side. If any other matters are properly presented to the meeting for action, it is intended that the proxies will vote in accordance with their judgment.

  PLEASE SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

         The undersigned acknowledges receipt with this proxy of a copy of the Combined Notice of Special Meeting of Shareholders and the Proxy Statement of the Trust. If a contract is jointly held, each contract owner named should sign. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is "Trustee," "Custodian," or other applicable designation. If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a "Partner."

CONTRACT NO:
UNITS:
CONTROL NO:

TO VOTE BY THE INTERNET
VISIT OUR WEBSITE:
WWW.AMERICANSKANDIA.COM
AND CLICK ON THE VOTE LINK


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:   []
                                                                     ASTBTE                   KEEP THIS PORTION FOR YOUR RECORDS
----------------------------------------------------------------------------------------------------------------------------------
                                                                                              DETACH AND RETURN THIS PORTION ONLY
                           THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
----------------------------------------------------------------------------------------------------------------------------------



AST BANKERS TRUST ENHANCED 500 PORTFOLIO

Please be sure to sign and date this Proxy

THE  BOARD OF  TRUSTEES  OF THE TRUST  RECOMMENDS  VOTING  FOR THE  FOLLOWING
PROPOSALS:

THE UNITS REPRESENTED  HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF
NO CHOICE IS  INDICATED.

THIS  PROXY IS BEING  SOLICITED  ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.

Vote on Proposal
                                                                                  For   Against   Abstain

I.       TO APPROVE A NEW SUB-ADVISORY                                             []      []       []
AGREEMENT BETWEEN AMERICAN SKANDIA
INVESTMENT SERVICES, INCORPORATED AND
BANKERS TRUST COMPANY REGARDING INVESTMENT
ADVICE TO THE AST BANKERS TRUST ENHANCED 500
PORTFOLIO.





_________________________      Date:___________                 _________________________        Date: ____________
Signature [PLEASE SIGN WITHIN BOX]                              Signature [Co-owner]
-----------------------------------------------------------------------------------------------------------------------------------


     []          If you would like to receive future shareholder  communications
                 (e.g., proxy statements,  prospectuses and shareholder reports)
                 in  an  electronic   format  (e.g.   E-mail  or  download  from
                 www.AmericanSkandia.com)  when  available,  please provide your
                 E-mail address in the space provided  below. We will notify you
                 as  electronic  documents  become  available.   For  additional
                 information  on this option,  please refer to the back cover of the AST proxy statement.


                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

